Prospectus

January 27, 2012

Baron Asset Fund
Retail Shares : BARAX   Institutional Shares : BARIX

Baron Growth Fund
Retail Shares : BGRFX   Institutional Shares : BGRIX

Baron Opportunity Fund
Retail Shares : BIOPX   Institutional Shares : BIOIX

Baron Investment Funds Trust

BARON FUNDS®

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

January 27, 2012	Baron Asset Fund Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund 767 Fifth Avenue New York, New York 10153 1-800-99BARON 212-583-2100

Table of Contents	Baron Funds®

For More Information	Back cover

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Baron Asset Fund

Investment Goal

The investment goal of Baron Asset Fund (the “Fund”) is capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON ASSET FUND†
Retail Shares	1.00%	0.25%	0.08%	1.33%
Institutional Shares	1.00%	0.00%	0.06%	1.06%

†	Based on fiscal year ended September 30, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON ASSET FUND
Retail Shares	$135	$421	$729	$1,601
Institutional Shares	$108	$337	$585	$1,294

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses

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Baron Asset Fund

or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 23.89% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests for the long term primarily in equity securities in the form of common stock of medium-sized growth companies with market capitalizations of between $1.5 billion and $12 billion at the time of purchase selected for their capital appreciation potential. The Fund purchases securities in businesses that BAMCO, Inc. (“BAMCO” or the “Adviser”) believes could double in value in four years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in medium-sized companies, but there also may be more risk. Securities of medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Medium-sized companies rely more on the skills of management and on their continued tenure. Investing in medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets

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Baron Asset Fund

compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/09: 20.73%
Worst Quarter:	12/31/08: (27.51%)

Average Annual Total Returns (for periods ended 12/31/11)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2011. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future

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Baron Asset Fund

tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2011

	1 year	5 years	10 years	Since Inception
BARON ASSET FUND
Retail Shares (Inception date: 06-12-87)
Return before taxes	-2.94%	0.23%	5.38%	10.52%
Return after taxes on distributions	-5.09%	-0.57%	4.61%	9.69%
Return after taxes on distributions and sale of Fund shares	0.87%	0.12%	4.60%	9.41%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	-2.68%	0.37%	5.45%	10.55%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%	8.90%	†
S&P 500 (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	8.42%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.
†	For the period June 30, 1987 to December 31, 2011.

The Russell MidCap Growth is an unmanaged index of those Russell MidCap medium-sized companies that are classified as growth companies. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Andrew Peck has been the sole portfolio manager of the Fund since January 23, 2008. He had been a co-portfolio manager of the Fund with Ronald Baron since July 23, 2003. Mr. Peck has worked at the Adviser as an analyst since February of 1998.

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Baron Asset Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

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Baron Asset Fund

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1-800-99BARON	8

Baron Growth Fund

Investment Goal

The investment goal of Baron Growth Fund (the “Fund”) is capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON GROWTH FUND†
Retail Shares	1.00%	0.25%	0.07%	1.32%
Institutional Shares	1.00%	0.00%	0.06%	1.06%

†	Based on the fiscal year ended September 30, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON GROWTH FUND
Retail Shares	$134	$418	$723	$1,590
Institutional Shares	$108	$337	$585	$1,294

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses

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Baron Growth Fund

or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 13.51% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests for the long term primarily in equity securities in the form of common stock of small-sized growth companies with market capitalizations of under $2.5 billion at the time of purchase selected for their capital appreciation potential. The Fund purchases securities in businesses that BAMCO, Inc. (“BAMCO” or the “Adviser”) believes could double in value in four or five years, and then hopefully, double again in the next four or five years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Small-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small-sized companies, but there also may be more risk. Securities of small-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small-sized companies rely more on the skills of management and on their continued tenure. Investing in small-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

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Baron Growth Fund

Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/09: 20.76%
Worst Quarter:	12/31/08: (26.10%)

Average Annual Total Returns (for periods ended 12/31/11)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2011. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

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Baron Growth Fund

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2011

	1 year	5 years	10 years	Since Inception
BARON GROWTH FUND
Retail Shares (Inception date: 12-31-94)
Return before taxes	1.24%	1.79%	6.92%	12.81%
Return after taxes on distributions	0.99%	1.59%	6.66%	12.28%
Return after taxes on distributions and sale of Fund shares	1.12%	1.52%	6.08%	11.60%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	1.51%	1.92%	6.99%	12.85%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%	5.79%
S&P 500 (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	8.09%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The Russell 2000 Growth is an unmanaged index of U.S. small-cap growth companies. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the portfolio manager of the Fund since its inception on December 31, 1994. Mr. Baron founded the Adviser in 1987.

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Baron Growth Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

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Baron Growth Fund

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1-800-99BARON	14

Baron Small Cap Fund

Investment Goal

The investment goal of Baron Small Cap Fund (the “Fund”) is capital appreciation through investments primarily in securities of small-sized growth companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON SMALL CAP FUND†
Retail Shares	1.00%	0.25%	0.06%	1.31%
Institutional Shares	1.00%	0.00%	0.06%	1.06%

†	Based on the fiscal year ended September 30, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON SMALL CAP FUND
Retail Shares	$133	$415	$718	$1,579
Institutional Shares	$108	$337	$585	$1,294

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year

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Baron Small Cap Fund

ended September 30, 2011, the Fund’s portfolio turnover rate was 32.81% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests 80% of its net assets in equity securities in the form of common stock of small-sized growth companies with market capitalizations of less than $2.5 billion at the time of purchase selected for their capital appreciation potential. The Fund seeks to purchase securities that BAMCO, Inc. (“BAMCO” or the “Adviser”) expects could increase in value 50% within two years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Small-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small-sized companies, but there also may be more risk. Securities of small-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small-sized companies rely more on the skills of management and on their continued tenure. Investing in small-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Special Situations.  The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change,

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Baron Small Cap Fund

an acquisition or a technological advancement. The risk of investing in special situations is that the anticipated development does not occur or its impact is not what the Adviser expected.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/09: 20.31%
Worst Quarter:	12/31/08: (23.85%)

Average Annual Total Returns (for periods ended 12/31/11)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2011. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

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Baron Small Cap Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2011

	1 year	5 years	10 years	Since Inception
BARON SMALL CAP FUND
Retail Shares (Inception date: 09-30-97)
Return before taxes	-1.58%	1.87%	7.37%	8.45%
Return after taxes on distributions	-1.88%	1.61%	6.89%	8.07%
Return after taxes on distributions and sale of Fund shares	-0.65%	1.60%	6.45%	7.55%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	-1.37%	2.00%	7.44%	8.50%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%	2.65%
S&P 500 (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	3.84%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The Russell 2000 Growth is an unmanaged index of U.S. small-cap growth companies. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Cliff Greenberg has been the portfolio manager of the Fund since its inception on September 30, 1997. Mr. Greenberg has worked at the Adviser as an analyst since January of 1997.

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Baron Small Cap Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

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Baron Small Cap Fund

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1-800-99BARON	20

Baron Opportunity Fund

Investment Goal

The investment goal of Baron Opportunity Fund (the “Fund”) is capital appreciation through investments primarily in growth companies that benefit from technology advances.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses[1]
BARON OPPORTUNITY FUND†
Retail Shares	1.00%	0.25%	0.16%	1.41%
Institutional Shares	1.00%	0.00%	0.14%	1.14%

†	Based on the fiscal year ended September 30, 2011.
[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.50% of average daily net assets of Retail Shares and 1.25% of average daily net assets of Institutional Shares. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation. For the fiscal year ended September 30, 2011, no expense reimbursement was required for either share class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON OPPORTUNITY FUND
Retail Shares	$144	$446	$771	$1,691
Institutional Shares	$116	$362	$628	$1,386

21	www.BaronFunds.com

Baron Opportunity Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 65.43% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities in the form of common stock of high growth businesses selected for their capital appreciation potential. The Fund will invest at least 65% of its assets in equity securities of companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Companies with market capitalizations that have moved outside of that range since the time of purchase will continue to be included in the $1 billion to $15 billion range for the purpose of the 65% requirement. The Adviser may invest in companies in any sector or industry that it believes will benefit from innovations and advances in technology. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within four years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Technology.  Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

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Baron Opportunity Fund

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/03: 31.80%
Worst Quarter:	12/31/08: (28.08%)

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Baron Opportunity Fund

Average Annual Total Returns (for periods ended 12/31/11)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2011. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2011

	1 Year	5 Years	10 Years	Since Inception
BARON OPPORTUNITY FUND
Retail Shares (Inception date: 02-29-00)
Return before taxes	-6.16%	4.46%	8.75%	2.64%
Return after taxes on distributions	-6.16%	4.46%	8.75%	2.63%
Return after taxes on distributions and sale of Fund shares	-4.00%	3.84%	7.79%	2.28%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	-5.93%	4.60%	8.82%	2.70%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%	-0.21%
S&P 500 (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	1.16%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

The Russell MidCap Growth is an unmanaged index of those Russell MidCap medium-sized companies that are classified as growth companies. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

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Baron Opportunity Fund

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Lippert has been the portfolio manager of the Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

25	www.BaronFunds.com

Baron Opportunity Fund

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including and your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Fifth Avenue Growth Fund

Investment Goal

The investment goal of Baron Fifth Avenue Growth Fund (the “Fund”) is capital appreciation through investments primarily in securities of large-sized growth companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers[1]		Total Annual Fund Operating Expenses After Expense Waivers[1]
BARON FIFTH AVENUE GROWTH FUND†
Retail Shares	0.90%	0.25%	0.44%	1.59%	(0.29%	)	1.30%
Institutional Shares	0.90%	0.00%	0.41%	1.31%	(0.26%	)	1.05%

†	Estimated based on the fiscal year ended September 30, 2011.
[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.30% of average daily net assets of Retail Shares and 1.05% of average daily net assets of Institutional Shares. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same at 1.30% for the Retail Shares and 1.05% for the Institutional Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$132	$412	$713	$1,568
Institutional Shares	$107	$334	$579	$1,283

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Baron Fifth Avenue Growth Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 75.36% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities in the form of common stock of large-sized growth companies with market capitalizations of more than $5 billion at the time of purchase selected for their capital appreciation potential. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within five years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund

1-800-99BARON	28

Baron Fifth Avenue Growth Fund

will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	09/30/09: 16.37%
Worst Quarter:	12/31/08: (25.16%)

Average Annual Total Returns (for periods ended 12/31/11)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2011. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Baron Fifth Avenue Growth Fund

Average Annual Total Returns for the periods ended December 31, 2011

	1 year	5 years	10 years	Since Inception
BARON FIFTH AVENUE GROWTH FUND
Retail Shares (Inception date: 04-30-04)
Return before taxes	-2.58%	-1.84%	N/A	2.35%
Return after taxes on distributions	-2.58%	-2.39%	N/A	1.97%
Return after taxes on distributions and sale of Fund shares	-1.67%	-1.60%	N/A	1.99%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	-2.28%	-1.72%	N/A	2.43%
S&P 500 (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	N/A	3.78%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Alex Umansky has been the portfolio manager of the Fund since November 1, 2011.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

1-800-99BARON	30

Baron Fifth Avenue Growth Fund

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including and your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

31	www.BaronFunds.com

Baron Funds®	Information about the Funds

This prospectus is for Baron Investment Funds Trust, which currently has five series, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in Baron Partners Fund, Baron Focused Growth Fund (formerly known as Baron Retirement Income Fund), Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund or Baron Energy and Resources Fund, which are series of Baron Select Funds, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

Investment Goals

Baron Asset Fund	capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund	capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund	capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund	capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund	capital appreciation through investments primarily in securities of large-sized growth companies.

Additional Investment Strategies

The following is a description of additional investment strategies of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (each, a “Fund” and collectively, the “Funds”).

The investment policy of the Funds relating to the types of securities in which the Funds’ assets must be primarily invested may be changed by the Board of Trustees (the “Board”) of the Funds without shareholder approval upon at least 60 days’ notice.

The Funds may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts. They may also invest up to 10% of the respective total assets of Baron Asset Fund, Baron Growth Fund and

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Information about the Funds	Baron Funds®

Baron Small Cap Fund, and up to 25% of the respective total assets of Baron Opportunity Fund and Baron Fifth Avenue Growth Fund directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts. These securities may have exposure to developed countries, developing countries which are countries that from time to time comprise the MSCI Emerging Markets (EM) Index, and frontier countries which are countries that from time to time comprise the MSCI Frontier Markets (FM) Index.

Except for Baron Asset Fund, the Funds may also sell securities short. Short selling occurs when the Funds sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. Generally, when the Funds take a short position, the Adviser believes that the security’s price will fall. If it falls sufficiently, the Funds will make money. If it instead increases in price, the Funds will lose money. The Funds will not use more than 35% of their respective total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

Baron Asset Fund may invest up to 10%, and Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund may invest up to 15%, of their respective net assets in illiquid securities at market. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days. Such investments may include private equity securities, PIPE securities and other restricted securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

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Baron Funds®	Information about the Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals. Baron Asset Fund may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests that might otherwise require an untimely sale of portfolio securities. Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, for temporary, emergency or other purposes.

Companies in which the Funds invest may be subject to corporate actions, including mergers and acquisitions. The Adviser may, in its discretion, choose to receive shares of the combined entity where it concludes that it is in the best interest of the Funds’ shareholders to do so. Such a decision may result in the Funds owning shares of an issuer outside of the Funds’ market cap range.

The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the “Investment Strategies and Risks” section beginning on page 3 of the accompanying statement of additional information (“SAI”). Those strategies and restrictions that are identified as “fundamental” may only be changed with shareholder approval, while the others may be changed by the Board.

In making investment decisions for the Funds the Adviser seeks:

1.	securities that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their businesses’ prospects for future growth and profitability; and

2.	businesses that the Adviser believes are well managed, have significant long-term growth prospects and have significant barriers to competition.

The Adviser’s research process includes visits and interviews with company managements, their major competitors and often their customers. It also studies industry data, statistics and trends. The Adviser looks for companies that it believes have the ability to grow substantially within a four or five-year period. The Adviser looks for companies that it believes have special business niches that offer favorable business opportunities and sustainable barriers to competition. It also seeks companies that it believes have strong management capabilities, good employee

1-800-99BARON	34

Information about the Funds	Baron Funds®

morale and favorable reputations. The Adviser invests without regard for market trends. It instead focuses on long-lasting “mega-trend” opportunities presented by individual investments. It also studies companies’ financial strength and profitability.

The Funds purchase stocks that the Adviser believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has great conviction. Of course, there can be no guarantee that the Funds will be successful at achieving their investment goals.

The Funds have a long-term outlook and often invest in businesses for several years. The Funds hope for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Funds are designed for long-term shareholders. The Funds are not designed, or intended to be suitable, for investors who intend to purchase and then sell their Fund shares within a 90 day period (Please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 48-50 of this prospectus).

Additional Investment Risks

Specific Securities.  Earnings, cash flows and valuations projected by the Adviser for a long position may not be achieved, which could negatively affect the impact of that stock in a Fund’s portfolio. With respect to a short position held by a Fund, the company or the securities markets may have favorable developments or news that positively affect the stock market price of that company, which in turn, could result in a loss for the Fund.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Large Positions.  The Funds may establish relatively large positions in companies in which the Adviser has great conviction. Movement in the prices of securities in which the Funds hold large positions could have a significant impact on the Funds’ net asset values. These large positions may represent a significant part of a company’s

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Baron Funds®	Information about the Funds

outstanding stock, and sales by the Funds or a Fund could adversely affect stock prices. A Fund’s returns may be more volatile than those of a fund that does not establish large positions.

Long-Term Outlook and Projections.  The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively affect the impact of that stock in the Funds’ portfolios.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Credit and Interest Rate Risk.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Prepayment.  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Short Sales.  If the price of the stock sold short increases after the sale, the Funds will lose money because they will have to pay a higher price to repurchase the borrowed stock when they close their short position. The Funds may not be able to close out a short position at an acceptable price or time and the loss of value on a short sale is theoretically unlimited. The Funds have to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short-sellers are trying to borrow or buy the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Funds will have to cover their short positions at an unfavorable price. This could happen regardless of whether or not the prospects for a business are favorable or unfavorable.

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Information about the Funds	Baron Funds®

Geographic Risk.  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

Non-U.S. Securities.  Investments in non-U.S. securities may involve additional risks to those inherent in investments in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate net asset values. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Developing Countries.  The Funds’ investments in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and the MSCI Frontier Markets (FM) Index, are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for frontier countries, which include countries in the MSCI Frontier Markets (FM) Index.

Risks of Emphasizing a Region, Sector, or Industry.  If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of that Fund’s overall portfolio.

Currency Risk.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

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Taxes.  Each of the Funds intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the special U.S. federal income tax treatment afforded to regulated investment companies, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in the “U.S. Federal Income Taxation” section on pages 52-54 of this prospectus. If for any taxable year the Funds fail to qualify for the special U.S. federal income tax treatment afforded to regulated investment companies, all of the Funds’ taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Funds’ shareholders) and the Funds’ income available for distribution will be reduced (please see the “U.S. Federal Income Taxation” section on pages 52-54 of this prospectus, and the “Taxation of the Funds” section on pages 37-43 in the SAI).

Illiquid Securities.  Illiquid Securities, which include securities that are not publicly traded such as private equity securities, PIPE securities and other restricted securities, may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. This investment approach requires a long-term outlook and may involve more risk. Baron Asset Fund may invest up to 10%, and Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

Initial Public Offerings.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. If a Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

Share Classes

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and investment minimums range from $500 to $2,000 per fund, depending on the account type. Institutional Shares are for investments in the amount of $1,000,000 or more per fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based

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platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on pages 42-44 of this prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Management of the Funds

The Board oversees the management of the Funds. A list of the Trustees and the Funds’ officers may be found in the SAI. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund. Baron Capital, Inc. (“BCI”), an SEC registered broker-dealer and a member of FINRA (the Financial Industry Regulatory Authority) serves as the distributor of the shares of the Funds. BAMCO and BCI, along with their affiliate, Baron Capital Management, Inc., are wholly owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Firm and Chairman of the Funds and has been with the Firm since 1983.

The portfolio managers for the Funds are senior members of the Adviser’s research team and are responsible for stock selection and overseeing portfolio structure of the Funds. Mr. Baron has been the portfolio manager of Baron Growth Fund since its inception in 1994 to the present. He has managed money for others since 1975. Mr. Baron is also a senior member of the Adviser’s research team and the Chief Investment Officer of the Adviser. The Funds’ SAI provides additional information about Mr. Baron’s compensation, other accounts managed by Mr. Baron and his ownership of securities in the Funds.

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Andrew Peck has been the sole portfolio manager of Baron Asset Fund since January 23, 2008. He had been a co-portfolio manager of the Fund with Mr. Baron since July 23, 2003. Mr. Peck has worked at the Adviser as an analyst since February of 1998. Before that, he was an analyst at a large brokerage firm.

Cliff Greenberg has been the portfolio manager of Baron Small Cap Fund since its inception. Mr. Greenberg joined the Adviser in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., from January of 1990 until he joined the Adviser.

Michael Lippert has been the portfolio manager of Baron Opportunity Fund since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. From April of 2001 to December of 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management, and from 2000 to 2001, he was a partner at Baker & Botts.

On November 1, 2011, Alex Umansky became the portfolio manager of Baron Fifth Avenue Growth Fund. Prior to joining the Adviser, Mr. Umansky was a co-manager of the Morgan Stanley Opportunity Fund from 2007-2011, the Morgan Stanley Global Opportunity Fund from 2008-2011, and the Morgan Stanley International Opportunity Fund and the Morgan Stanley International Advantage Fund from 2010-2011. Prior to that, Mr. Umansky was the lead manager of the Morgan Stanley Institutional Technology Strategy from 1998-2004 and the Morgan Stanley Technology Fund from 2000-2003, and a co-manager of the Morgan Stanley Information Fund from 2005-2006. Prior to that, Mr. Umansky was a co-manager of the Morgan Stanley Small Company Growth Fund from 1999-2002. Mr. Umansky began his investment management career as a research analyst at Morgan Stanley Investment Management covering technology and business services for Morgan Stanley’s US equity growth products.

Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds of which they are portfolio managers. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

For its services, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of the average daily net asset value of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund. Baron Fifth Avenue Growth Fund pays the Adviser 0.90% per annum for average daily net assets under $1 billion, 0.85% per annum for average daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for average daily net assets over $2 billion. A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Fund is available in the Funds’ Annual Financial Report to the Shareholders for the fiscal year ended September 30, 2011.

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How Your Shares are Priced

The purchase or sale price for your Shares is the Funds’ net asset value per share (“NAV”), which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time (“E.T.”)) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by DST Systems, Inc. (the “Transfer Agent”). The Exchange is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the Exchange is closed for trading. The Funds have agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent.

The Funds’ investments traded on any national stock exchange are valued based on their last sale prices. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market closes but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee provides a report to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent and quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. U.S. Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the

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close of the foreign market and 4 p.m. E.T. may, in its judgment, materially affect the value of some or all of a Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices.

How to Purchase Shares

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds’ “Regular Account Application” form to open an account. Special applications are available to open individual retirement accounts, such as Traditional, Roth, SEP or Simple IRAs (collectively “IRAs” or individually an “IRA”) and Coverdell accounts. All applications can be found at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established.

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. The minimum initial investment for the Retail Shares is $2,000 per Fund, unless you choose to invest through the Baron Automatic Investment Plan (please see the “Baron Automatic Investment Plan” section on page 45 of this prospectus). The minimum initial investment for Institutional Shares is $1,000,000 per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares.

At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. In addition, the Funds will not enforce the minimum for accounts opened through certain financial intermediaries and administrators that may not have systems that are able to enforce the Funds’ minimum. There is no

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minimum for subsequent purchases except for purchases made through the Funds’ website (please see the “Special Information About the Baron Funds® Website” section on pages 51-52 of this prospectus). The Funds may reject any proposed purchase if the purchase would violate the Funds’ policies on short-term trading (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 48-50 of this prospectus).

Anti-Money Laundering Regulations.  As part of the Funds’ legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth and U.S. taxpayer identification number. Please make sure to provide all required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided. While the Funds are intended for U.S. investors, foreign investors who do not have U.S. taxpayer identification numbers may be permitted to invest in the Funds if the Adviser determines that the broker-dealer through which the foreign investor intends to invest has sufficient anti-money laundering policies and procedures in place.

You will receive the NAV of the Funds on the date that all required information has been provided to the Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required anti-money laundering information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds’ representatives will attempt to collect any missing information by contacting you directly. If you purchase the Funds through a broker, dealer or other financial intermediary, such broker, dealer or other financial intermediary will be responsible for collecting the required information.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify your identity. If the Funds cannot verify your identity, the account will be closed and you will receive proceeds based on the next NAV calculated for the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of their shareholders with federal authorities if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law.

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State Unclaimed Property Laws.  Depending upon the State in which your account is opened, your property may be transferred to the appropriate State if no activity occurs in your account within the time period specified by State law. You should familiarize yourself with the laws of the State in which you have your account.

How to Invest with the Baron Funds®

By Mail

To open a new account,  send your signed application form with your check payable to BARON FUNDS® to:

Baron Funds®

P.O. Box 219946

Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds®

430 West 7th Street

Kansas City, MO 64105-1514

Please make sure you indicate how much money you want invested in each Fund.  Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, travelers’ checks, starter checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is made. If no year is specified, it will be applied as a current year contribution.

When adding to your account,  please complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, please write a note with the account number, indicating in which Fund the investment should be made and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen-day hold or held until the check clears to prevent any fraudulent transactions. Please send it to either the regular or overnight address.

By Wire

You can make your initial or additional investments in the Funds by wire. To do so, please: (1) contact the Funds’ Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in

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the wire: (a) the Fund you are buying; (b) your account number; and (c) your name. The Funds are not responsible for delays in the wiring process.

By Telephone

Once your account is open, and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds® by speaking with a representative or by calling our automated voice recognition system “BaronTel,” unless you specifically declined either of these options on your account application. Please call 1-800-442-3814 to invest or exchange by telephone (please see the “How to Exchange Shares” section on page 50 of this prospectus). By choosing this option to make a purchase, you authorize the Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814.

By Internet

You may open a new account through the Baron Funds® website by going to www.BaronFunds.com/openaccount (please see the “Special Information about the Baron Funds® Website” on pages 51-52 of this prospectus). You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

Baron Automatic Investment Plan — Retail Shares Only

Baron Automatic Investment Plan (the “Plan”) is an automatic investment plan offered by the Funds. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50, which are automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Funds or continuing to automatically invest in the Funds. If your initial investment is greater than $2,000 and you wish to utilize the Plan for your account, please contact the Funds. To enroll in the Plan, please complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail with your application to either Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or, to the overnight address, Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in the Plan, please send a “signature guaranteed” letter of instruction along with a voided check attached to either the regular or overnight address. You

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can obtain a signature guarantee from most securities firms or banks, but not from a notary public.

Through Brokers, Dealers or Other Financial Intermediaries

You may purchase shares of the Funds through a broker, dealer or other financial intermediary that may charge a transaction fee. If you purchase shares directly from the Funds, no transaction fee is charged. The Funds also participate in programs with many financial intermediaries where no transaction fee is charged.

How to Redeem Shares

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell plan document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares, your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

By Mail

Please write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund(s); the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 per Fund (please see the “Special Information About Redemptions” section on pages 47-48 of this prospectus). Normally, within seven days after receipt of a redemption request by the Transfer Agent in the proper form, the Fund will mail you the proceeds.

By Telephone

You are automatically granted the telephone redemption option when you open your account, unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to

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the address to which your account is registered; (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a signature guaranteed letter of instruction. Please include your account number.

The Funds have the right to refuse a telephone redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent telephone order as long as the Funds and their Transfer Agent use reasonable procedures to confirm that telephone instructions are genuine.

By Broker, Dealer or Other Financial Intermediaries

Accounts may redeem Fund shares held by a broker, dealer or other financial intermediary that may charge you a fee. The Funds may have special redemption procedures with certain brokers, dealers or other financial intermediaries.

Special Information about Redemptions

If the amount to be redeemed is greater than $50,000 per Fund, all of the signatures on a redemption request must be signature guaranteed. If you have changed your address within 30 days of a redemption request, a signature guarantee is required for any amount of redemption. For joint tenant accounts, each signature must be signature guaranteed. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per Fund, and if the proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required.

Please call the Transfer Agent at 1-800-442-3814 if you are unsure of any of the special redemption requirements. Please remember that the Funds will not process redemptions greater than $50,000 per Fund until the original letter of instruction with the signature guarantee in proper form has been received by the Transfer Agent.

The Transfer Agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the Transfer Agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt in proper form of all required documentation by the Transfer Agent, have been satisfied. A redemption of Fund shares may generate a tax liability.

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If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

For Retail Shares, if the value of your investment in a Fund falls below $2,000 because of redemptions, the Funds may contact you about your balance. If it is still below $2,000 after 60 days, the Funds may redeem the remainder of your investment in the Fund and send you the proceeds. For Institutional Shares, if the value of your investment in a Fund falls below $1,000,000 because of redemptions, the Funds may contact you about your balance. If it remains below $1,000,000 after 60 days, the Funds may convert your Institutional Shares into Retail Shares. The Funds will notify you in writing that your investment will be redeemed or converted in advance of taking such action so that you are informed of the new status of your investment.

The Funds may suspend the normal redemption process if trading on the Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds’ net assets or if the SEC permits a suspension.

Dividends and Distributions

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section on pages 52-54 of this prospectus and the “Taxation of the Funds” section on pages 37-43 in the accompanying SAI for information on the tax treatment of distributions from the Funds and for a discussion of the tax consequences of an investment in the Funds. References below to the “Fund” apply to each of the Funds described in this prospectus.

Policies Regarding Frequent Purchases and Redemptions of Fund Shares

The Funds discourage any person who is not a long-term investor from investing in the Funds. The Funds make investments for the long term and have had relatively low turnover of the portfolios (please see the “Additional Investment Strategies” section

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on pages 32-35 of this prospectus and the “Principal Investment Strategies of the Fund” sections of each summary section beginning on page 4 of the prospectus). The Board has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds.

The Board believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser’s ability to manage the Funds in accordance with their goals. This disadvantages other shareholders of the Funds and adds to Fund costs, since the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller Fund because the frequent activity would have a greater impact on each remaining long-term shareholder. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to rebalance the portfolio and thereby incur substantial expenses in doing so.

Trades in and out of a Fund within 90 days or less may be indicative of frequent trading. If the Adviser believes that an investor is a frequent trader, the Adviser, in its sole discretion, may temporarily or permanently bar that investor from trading in the Fund or any Baron Funds. Exchanges between the Funds within 90 days or less will generally not be considered frequent trading, unless the Adviser, in its sole discretion, determines that such exchanges are excessive. Although the Adviser uses a variety of methods to detect and deter frequent trading, there is no assurance that the Adviser’s own operational systems and procedures will identify and eliminate all frequent trading strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds.

If the Funds reasonably believe that certain financial intermediaries are not enforcing the Funds’ policies regarding frequent purchases and redemptions of Fund shares, the Funds may prohibit the financial intermediary from investing in the Funds on behalf of any of its clients. However, certain financial intermediaries and administrators may not have systems that can accommodate the Funds’ policies regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those financial intermediaries and administrators to enforce their own frequent trading policies. If the Adviser reasonably believes that a financial intermediary is not enforcing its own policy, or the Funds’ policies regarding frequent

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purchases and redemptions of Fund shares, even though it has the appropriate systems, the Funds may prohibit the financial intermediary from investing in the Funds on behalf of any of its clients.

The Funds’ policies and procedures may be modified or terminated at any time. The Funds reserve the right to reject any purchase or exchange request for any reason. The Adviser, in its sole discretion, may waive its policies regarding frequent purchases and redemptions of fund shares for purchases, redemptions and exchanges that are part of a rebalancing or asset allocation program administered by an approved financial intermediary.

How to Exchange Shares

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on pages 51-52 of this prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for U.S. federal income tax purposes, and you may realize a taxable gain or loss. The policy of the Funds is to presume that a person who trades in and out of a Fund within 90 days or less is not a long-term investor (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 48-50 of this prospectus). Exchanges between the Funds within 90 days or less will generally not be considered frequent trading unless the Adviser, in its sole discretion, determines that such exchanges are excessive. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

How to Convert Shares

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if the value of your investment in a Fund is at least $1,000,000. If the value of your investment in a Fund falls below $1,000,000, the Fund may convert your Institutional Shares into Retail Shares. The transaction will be based on the relative net asset values of the respective securities to be exchanged on the trade date for the conversion. For U.S. federal income tax purposes, such a conversion is not a taxable event.

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Other Fees

The Funds may charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds’ Transfer Agent at 1-800-442-3814 for additional information.

Special Information about the Baron Funds® Website

The Baron Funds® website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases of Fund shares or exchanges into other Baron Funds®. Exchanges into other Baron Funds on the Baron Funds® website may only be made for Retail Shares. You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To purchase shares online, you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Baron Funds shares through the website may be made only through a debit of your bank account at a U.S. bank that is a member of the Federal Reserve System.

For Retail Shares, the Funds impose a limit of $25,000 per initial purchase transaction or subsequent transaction through the website. The minimum initial investment for Retail Shares is $2,000 per Fund with subsequent minimum investments through the website of $10 per month. If you are utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500 per Fund with subsequent minimum investments of $50 per month. You may not make an initial purchase of Institutional Shares through the Baron Funds® website unless you are an employee or Trustee of the Baron Funds. For Institutional Shares, the Funds impose a limit of $25,000 for subsequent transactions through the website.

Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone or mail (please see the “How to Redeem Shares” section on pages 46-48 of this prospectus).

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Baron Funds® website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds, the Distributor, the Transfer Agent and the Adviser have established certain security measures, they cannot guarantee that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Distributor, the Transfer Agent and the Adviser are

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not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

U.S. Federal Income Taxation

Tax Status of the Fund

Each Fund intends to qualify every year as a “regulated investment company” under the Code. If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its “investment company taxable income” (which includes, among other items, dividends, interest, the excess of net short-term capital gains over net long-term capital losses and other taxable income other than the excess of net long-term capital gains over net short-term capital losses) and 90% of its net tax exempt interest income in each year.

Taxability of Dividends and Distributions

The Funds intend to pay dividends from their net investment income and to distribute any net realized capital gains once each year. Distributions of a Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable to you as ordinary income. Distributions of a Fund’s net capital gains (the excess of a Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) reported as capital gain dividends by a Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of a Fund. Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your Shares of a Fund, and as a capital gain thereafter (if you held your Shares of a Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your Shares of a Fund, distributions of a Fund’s “qualified dividend income” in your taxable years beginning before January 1, 2013 will be treated as “qualified dividend income” received by you and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains. The Funds will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.

Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. If you do not instruct the Fund not to reinvest distributions in additional

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shares of a Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. All distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return.

A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If a Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you do not receive them. In that case, you will generally be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund.

By law, a Fund must withhold 28% (which is scheduled to increase to 31% after 2012 absent congressional action) of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Taxability of the Sale or Redemption of Shares

You will recognize a taxable gain or loss, if any, if you sell or redeem your Shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares that are sold or redeemed and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your Shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 15% (which is scheduled to increase to 20% after 2012 absent congressional action). Any loss realized on a sale or redemption will be disallowed to the extent the shares you dispose of are replaced (including pursuant to our dividend reinvestment program) with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your Shares. In such a case, your basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the

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extent of any amount of capital gain dividends you received with respect to such shares.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Funds and their shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Funds. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Taxability of Conversion of Shares

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your investment in a Fund is at least $1,000,000. If the value of your investment in a Fund falls below $1,000,000 because of redemptions, the Fund may convert your Institutional Shares into Retail Shares. The transaction will be based on the respective NAV of each class on the trade date for the conversion. For U.S. federal income tax purposes, such a conversion will not be taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Cost Basis Information

Pursuant to legislation passed by Congress in 2008, the Funds will be required to report your cost basis, gain or loss, and holding period to the Internal Revenue Service on your Consolidated Form 1099 when “covered” shares of the Funds are redeemed. Covered shares are any shares acquired (including shares acquired through reinvestment of the Funds’ distributions) on or after January 1, 2012. Each of the Funds has chosen the “average cost” method as its default tax method. The Funds will use this method for purposes of reporting your cost basis unless you instruct the relevant Fund in writing to use a different calculation method. You may choose a method different from the Funds’ default method at the time of your purchase or sale of covered shares. Please consult your tax advisor with regard to your particular circumstances.

Distribution Arrangements

12b-1 Plan

The Funds have adopted a distribution plan for Retail Shares under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) that allows the Funds to pay distribution fees for the sale of Retail Shares and for services provided to

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shareholders. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. Because the fees are paid out of the Funds’ assets attributable to the Retail Shares on an on-going basis, over time these fees will increase the cost of your investment in Retail Shares and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay BCI a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares (please see the “12b-1 Plan” section on pages 29-31 of the SAI). The 12b-1 Plan does not apply to Institutional Shares.

Third Party Arrangements. The Adviser, the Distributor or their affiliates, may, at their own expense out of their own financial resources (a source of which may be payment under the Funds’ 12b-1 Plan for Retail Shares), make cash payments for shareholder services to some, but not all brokers, dealers or other financial intermediaries, as an incentive to sell shares of the Funds and/or promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing payments,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers or other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers or other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Funds may pay fees to financial intermediaries out of the applicable Fund’s assets (in addition to 12b-1 fees for Retail Shares), for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Transfer Agent, and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries would not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2011, the Funds have made no such payments.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The “total return” shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights, for each of the periods presented in the five year period ended September 30, 2011 have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Financial Report, which is available upon request by calling 1-800-99BARON or by emailing info@baronfunds.com. The Annual Financial Report is also incorporated by reference in the SAI. The SAI and the Annual Financial Report can be found at www.BaronFunds.com.

BARON ASSET FUND

	RETAIL SHARES										INSTITUTIONAL SHARES
Year Ended September 30	2011		2010		2009		2008		2007		2011		2010		2009(3)
Net Asset Value, Beginning of Year	$49.27		$43.62		$52.12		$66.57		$60.08		$49.43		$43.65		$37.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.23	)(1)	(0.28	)(1)	(0.20	)(1)	(0.29	)(1)	(0.10	)(1)	(0.10	)(1)	(0.15	)(1)	(0.05	)(1)
Net Realized and Unrealized Gain (Loss) on Investments	0.73		5.93		(5.68)		(12.08)		11.27		0.74		5.93		6.32
Total from Investment Operations	0.50		5.65		(5.88)		(12.37)		11.17		0.64		5.78		6.27
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Net Realized Gain on Investments	(0.77)		0.00		(2.62)		(2.08)		(4.68)		(0.77)		0.00		0.00
Total Distributions	(0.77)		0.00		(2.62)		(2.08)		(4.68)		(0.77)		0.00		0.00
Net Asset Value, End of Year	$49.00		$49.27		$43.62		$52.12		$66.57		$49.30		$49.43		$43.65
TOTAL RETURN	0.85%		12.95%		(9.88)%		(19.14)%		19.56%		1.14%		13.24%		16.77	%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$1,924.9		$2,424.2		$2,652.6		$3,311.8		$4,468.0		$288.9		$242.8		$82.3
Ratio of Operating Expenses to Average Net Assets	1.33%		1.32%		1.36	%(2)	1.33	%(2)	1.34	%(2)	1.06%		1.06%		1.16	%(5)
Ratio of Net Investment Loss to Average Net Assets	(0.41)%		(0.61)%		(0.54)%		(0.49)%		(0.17)%		(0.18)%		(0.33)%		(0.39	)%(5)
Portfolio Turnover Rate	23.89%		13.04%		14.67%		16.02%		13.39%		23.89%		13.04%		14.67%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%.
(3)	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
(4)	Not Annualized.
(5)	Annualized.

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BARON GROWTH FUND

	RETAIL SHARES										INSTITUTIONAL SHARES
Year Ended September 30	2011		2010		2009		2008		2007		2011		2010		2009(3)
Net Asset Value, Beginning of Year	$44.37		$39.00		$41.69		$54.55		$47.23		$44.52		$39.03		$33.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.29	)(1)	(0.34	)(1)	(0.18	)(1)	(0.28	)(1)	(0.25	)(1)	(0.17	)(1)	(0.22	)(1)	(0.04	)(1)
Net Realized and Unrealized Gain (Loss) on Investments	2.10		5.71		(2.47)		(10.07)		10.11		2.11		5.71		5.36
Total from Investment Operations	1.81		5.37		(2.65)		(10.35)		9.86		1.94		5.49		5.32
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Net Realized Gain on Investments	0.00		0.00		(0.04)		(2.51)		(2.54)		0.00		0.00		0.00
Total Distributions	0.00		0.00		(0.04)		(2.51)		(2.54)		0.00		0.00		0.00
Net Asset Value, End of Year	$46.18		$44.37		$39.00		$41.69		$54.55		$46.46		$44.52		$39.03
TOTAL RETURN	4.08%		13.77%		(6.34)%		(19.78)%		21.41%		4.36%		14.07%		15.78	%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$4,110.8		$4,842.8		$5,034.5		$5,615.0		$7,075.9		$1,261.8		$728.9		$238.7
Ratio of Operating Expenses to Average Net Assets	1.32%		1.32%		1.35	%(2)	1.32	%(2)	1.31	%(2)	1.06%		1.06%		1.13	%(5)
Ratio of Net Investment Loss to Average Net Assets	(0.56)%		(0.80)%		(0.56)%		(0.59)%		(0.49)%		(0.33)%		(0.53)%		(0.29	)%(5)
Portfolio Turnover Rate	13.51%		16.12%		26.65%		25.97%		21.37%		13.51%		16.12%		26.65%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%.
(3)	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
(4)	Not Annualized.
(5)	Annualized.

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BARON SMALL CAP FUND

	RETAIL SHARES										INSTITUTIONAL SHARES
Year Ended September 30	2011		2010		2009		2008		2007		2011		2010		2009(5)
Net Asset Value, Beginning of Year	$20.90		$17.96		$18.70		$25.47		$23.59		$20.97		$17.97		$15.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.15	)(1)	(0.06	)(1)	(0.13	)(1)	(0.09	)(1)	(0.02	)(1)	(0.10	)(1)	(0.03	)(1)	(0.04	)(1)
Net Realized and Unrealized Gain (Loss) on Investments	0.09	(2)	3.00		(0.61)		(5.01)		4.96		0.09	(2)	3.03		2.49
Total from Investment Operations	(0.06)		2.94		(0.74)		(5.10)		4.94		(0.01)		3.00		2.45
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Net Realized Gain on Investments	0.00		0.00		(0.00	)(3)	(1.67)		(3.06)		0.00		0.00		0.00
Total Distributions	0.00		0.00		(0.00)		(1.67)		(3.06)		0.00		0.00		0.00
Net Asset Value, End of Year	$20.84		$20.90		$17.96		$18.70		$25.47		$20.96		$20.97		$17.97
TOTAL RETURN	(0.29)%		16.37%		(3.95)%		(21.44)%		22.54%		(0.05)%		16.69%		15.79	%(6)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$2,842.0		$3,032.0		$2,719.4		$2,871.6		$3,522.4		$518.6		$261.1		$89.4
Ratio of Operating Expenses to Average Net Assets	1.31%		1.31%		1.34	%(4)	1.32	%(4)	1.31	%(4)	1.06%		1.06%		1.16	%(7)
Ratio of Net Investment Loss to Average Net Assets	(0.63)%		(0.30)%		(0.86)%		(0.42)%		(0.09)%		(0.42)%		(0.15)%		(0.75	)%(7)
Portfolio Turnover Rate	32.81%		27.22%		35.83%		41.52%		36.51%		32.81%		27.22%		35.83%

(1)	Based on average shares outstanding.
(2)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(3)	Less than $0.01 per share.
(4)	Benefit of expense reduction rounds to less than 0.01%.
(5)	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
(6)	Not Annualized.
(7)	Annualized.

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BARON OPPORTUNITY FUND

	RETAIL SHARES										INSTITUTIONAL SHARES
Year Ended September 30	2011		2010		2009		2008		2007		2011		2010		2009(7)
Net Asset Value, Beginning of Year	$12.76		$10.61		$9.90		$13.01		$10.05		$12.80		$10.62		$8.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.16	)(1)	(0.13	)(1)	(0.08	)(1)	(0.09	)(1)	(0.07	)(1)	(0.12	)(1)	(0.10	)(1)	(0.02	)(1)
Net Realized and Unrealized Gain (Loss) on Investments	0.23		2.28		0.79		(3.02)		3.03		0.23		2.28		1.76
Total from Investment Operations	0.07		2.15		0.71		(3.11)		2.96		0.11		2.18		1.74
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Net Realized Gain on Investments	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Total Distributions	0.00		0.00		0.00		0.00		0.00		0.00		0.00		0.00
Redemption Fees Added to Paid-In Capital	0.00		0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00		0.00	(2)	0.00
Net Asset Value, End of Year	$12.83		$12.76		$10.61		$9.90		$13.01		$12.91		$12.80		$10.62
TOTAL RETURN	0.55%		20.26%		7.17%		(23.90)%		29.45	%(3)	0.86%		20.53%		19.59	%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$240.4		$214.4		$142.7		$154.4		$198.0		$35.5		$25.5		$10.9
Ratio of Operating Expenses to Average Net Assets	1.41%		1.44%		1.50%		1.42%		1.43%		1.14%		1.18%		1.37	%(6)
Less: Reimbursement of Expenses by Adviser and/or Offsets	0.00%		0.00%		0.00	%(5)	0.00	%(5)	(0.01)%		0.00		0.00%		(0.12	)(6)
Ratio of Net Expenses to Average Net Assets	1.41%		1.44%		1.50%		1.42%		1.42%		1.14%		1.18%		1.25	%(6)
Ratio of Net Investment Loss to Average Net Assets	(1.11)%		(1.08)%		(1.00)%		(0.79)%		(0.61)%		(0.84)%		(0.83)%		(0.74	)%(6)
Portfolio Turnover Rate	65.43%		76.44%		68.09%		61.44%		46.20%		65.43%		76.44%		68.09%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.
(3)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4)	Not Annualized.
(5)	Benefit of expense reduction rounds to less than 0.01%.
(6)	Annualized.
(7)	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

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BARON FIFTH AVENUE GROWTH FUND

	RETAIL SHARES										INSTITUTIONAL SHARES
Year Ended September 30	2011		2010		2009		2008		2007		2011		2010		2009(2)
Net Asset Value, Beginning of Year	$9.21		$8.60		$10.38		$14.12		$12.22		$9.21		$8.61		$7.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.06	)(1)	(0.03	)(1)	0.03	(1)	0.00	(1)(7)	(0.01	)(1)	(0.03	)(1)	(0.01	)(1)	0.02	(1)
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)		0.66		(1.03)		(2.62)		1.91		(0.18)		0.66		1.05
Total from Investment Operations	(0.23)		0.63		(1.00)		(2.62)		1.90		(0.21)		0.65		1.07
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		(0.02)		(0.01)		0.00		0.00		0.00		(0.05)		0.00
Net Realized Gain on Investments	0.00		0.00		(0.77)		(1.12)		0.00		0.00		0.00		0.00
Total Distributions	0.00		(0.02)		(0.78)		(1.12)		0.00		0.00		(0.05)		0.00
Net Asset Value, End of Year	$8.98		$9.21		$8.60		$10.38		$14.12		$9.00		$9.21		$8.61
TOTAL RETURN	(2.50	)%(3)	7.38	%(3)	(7.75	)%(3)	(19.96	)%(3)	15.55%		(2.28	)%(3)	7.59	%(3)	14.19	%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$23.4		$29.0		$32.8		$58.2		$110.2		$10.2		$10.4		$9.5
Ratio of Operating Expenses to Average Net Assets	1.59%		1.62%		1.69%		1.47%		1.36%		1.31%		1.35%		1.61	%(6)
Less: Reimbursement of Expenses by Adviser and/or Offsets	(0.29)%		(0.25)%		(0.29)%		(0.07)%		0.00	%(5)	(0.26)%		(0.24)%		(0.46	)%(6)
Ratio of Net Expenses to Average Net Assets	1.30%		1.37%		1.40%		1.40%		1.36%		1.05%		1.11%		1.15	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.55)%		(0.32)%		0.40%		(0.01)%		(0.08)%		(0.30)%		(0.07)%		0.58	%(6)
Portfolio Turnover Rate	75.36%		57.67%		39.61%		39.59%		28.75%		75.36%		57.67%		39.61%

(1)	Based on average shares outstanding.
(2)	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
(3)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4)	Not Annualized.
(5)	Benefit of expense reduction rounds to less than 0.01%.
(6)	Annualized.
(7)	Less than $0.01 per share.

1-800-99BARON	60

Information about your Investment	Baron Funds®

General Information

Custodian, Administrator, Transfer Agent and Dividend Agent

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

SSBT serves as the administrator to the Funds and provides certain accounting and bookkeeping services, which include maintaining the books of each Fund, calculating daily the income and NAV per share of each Fund and assisting in the preparation of tax returns and reports to shareholders.

DST Systems, Inc. (“DST”) serves as transfer agent and dividend disbursing agent for the Funds.

These institutions are not responsible for investment decisions of the Funds.

Shareholder Information

If you have questions about your account or transactions, please contact DST at DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Adviser sends Annual and Semi-Annual Financial Reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

61	www.BaronFunds.com

Baron Funds®	Information about your Investment

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

1-800-99BARON	62

For More Information

Investors who want more information about Baron Funds® may obtain the following documents free upon request at the numbers or addresses below.

Shareholder Reports and Statement of Additional Information

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi- Annual Financial Reports to shareholders. In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Additional information is also contained in the SAI dated January 27, 2012. A current SAI is on file with the SEC and is incorporated by reference in this prospectus. You may obtain the SAI and the shareholder reports without charge by writing or calling 1-800-99BARON. The SAI and shareholder reports are also available on the Baron Funds® website, www.BaronFunds.com.

By telephone:	Call 1-800-99BARON (1-800-992-2766)
By mail:	Write to: BARON FUNDS® 767 Fifth Avenue New York, NY 10153
By e-mail:	Send your request to: info@BaronFunds.com
On the Internet:	Text-only versions of Baron Funds® documents can be viewed online or downloaded from: www.BaronFunds.com or from the EDGAR database on the SEC’s website at www.sec.gov.
Other:	Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following email address; publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Ticker Symbols:	Baron Asset Fund
	Retail Shares	BARAX
	Institutional Shares	BARIX
Baron Growth Fund
	Retail Shares	BGRFX
	Institutional Shares	BGRIX
Baron Small Cap Fund
	Retail Shares	BSCFX
	Institutional Shares	BSFIX
Baron Opportunity Fund
	Retail Shares	BIOPX
	Institutional Shares	BIOIX
Baron Fifth Avenue Growth Fund
	Retail Shares	BFTHX
	Institutional Shares	BFTIX
SEC file number:	811-5032

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

BARON INVESTMENT FUNDS TRUST

Baron Asset Fund

Retail Shares: BARAX

Institutional Shares: BARIX

Baron Growth Fund

Retail Shares: BGRFX

Institutional Shares: BGRIX

Baron Small Cap Fund

Retail Shares: BSCFX

Institutional Shares: BSFIX

Baron Opportunity Fund

Retail Shares: BIOPX

Institutional Shares: BIOIX

Baron Fifth Avenue Growth Fund

Retail Shares: BFTHX

Institutional Shares: BFTIX

767 Fifth Avenue

New York, NY 10153

(800) 99Baron

212-583-2100

Statement of Additional Information

dated January 27, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Funds’ Prospectus, dated January 27, 2012, which may be obtained without charge by writing or calling the Funds at the address or telephone number above or by visiting www.BaronFunds.com.

The Funds’ Prospectus is incorporated by reference into this SAI and the SAI is incorporated by reference into the Funds’ Prospectus. The Funds’ audited financial statements for the period ended September 30, 2011 are incorporated into this SAI, which can be found at www.BaronFunds.com. You may request a copy of the Annual and Semi-Annual Financial Reports at no charge by writing or calling the Funds at the address or telephone number above.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

FUND HISTORY

Effective October 22, 2004, the name of Baron Asset Fund was changed to Baron Investment Funds Trust (the “Trust”). The Trust is an open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually, a “Fund,” and collectively, the “Funds”):

Name of Series	Date of First Public Offering	Date of Commencement of Investment Trading
Baron Asset Fund	June 11, 1987	June 12, 1987
Baron Growth Fund (formerly named Baron Growth & Income Fund)	December 31, 1994	January 3, 1995
Baron Small Cap Fund	September 30, 1997	October 1, 1997
Baron Opportunity Fund	February 29, 2000	March 1, 2000
Baron Fifth Avenue Growth Fund	April 30, 2004	May 1, 2004

The investment adviser to the Funds is BAMCO, Inc. (“BAMCO” or the “Adviser”). Ronald Baron is the portfolio manager of Baron Growth Fund. Andrew Peck is the portfolio manager of Baron Asset Fund. Cliff Greenberg is the portfolio manager of Baron Small Cap Fund. Michael Lippert is the portfolio manager of Baron Opportunity Fund. Alex Umansky is the portfolio manager of Baron Fifth Avenue Growth Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Strategies and Risks.

Baron Asset Fund’s investment goal is to seek capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. Baron Asset Fund invests for the long term primarily in securities of medium-sized growth companies with market capitalizations at the time of purchase of between $1.5 billion and $12 billion. Baron Growth Fund’s investment goal is to seek capital appreciation through long-term investments primarily in securities of small-sized growth companies. Baron Growth Fund invests for the long term primarily in securities of small-sized growth companies with market capitalizations of up to $2.5 billion. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. Baron Small Cap Fund’s investment goal is to seek capital appreciation through investments primarily in securities of small-sized growth companies with market capitalizations of up to $2.5 billion at the time of purchase. The investment goal of Baron Opportunity Fund is capital appreciation through investments primarily in growth companies that benefit from technology advances. Baron Opportunity Fund will invest at least 65% of its assets in equity securities of companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Companies with market capitalizations that have moved outside of that range since the time of purchase will continue to be included in the $1 billion to $15 billion range for the purpose of the 65% requirement. Baron Fifth Avenue Growth Fund’s investment goal is capital appreciation through investments primarily in the securities of large-sized growth companies with market capitalizations of greater than $5 billion at the time of purchase.

For the purposes of complying with the Funds’ market capitalization requirements, market capitalization is determined at the time of purchase. For example, Baron Opportunity Fund must invest at least 65% of its assets in companies with market capitalizations between $1 billion and $15 billion at the time of purchase. If the Fund bought ABC Company when it had a market capitalization of $8 billion, and ABC’s market capitalization appreciated to $16 billion, ABC would still be considered to have a market capitalization of $8 billion for the purpose of calculating whether the Fund was complying with the 65% requirement. If the Fund bought a single share when ABC’s market capitalization was $16 billion, the market capitalization of ABC would now be considered $16 billion and would not count toward the 65% requirement.

In addition to the investment strategies of the Funds described in each of their respective summary sections and in the prospectus on pages 32-35, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Funds’ Board of Trustees (the “Board”) without shareholder approval upon at least 60 days notice. Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but they are explained in more detail here.

Non-U.S. Securities.

The Funds may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts (“ADRs”). They may also invest up to 10% of the respective total assets of Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund, and up to 25% of the respective total assets of Baron Opportunity Fund and Baron Fifth Avenue Growth Fund directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”).

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs have certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security. Issuers of non-U.S. securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. These securities may have exposure to developed countries, developing countries which are countries that from time to time comprise the MSCI Emerging Markets (EM) Index, and frontier countries which are countries that from time to time comprise the MSCI Frontier Markets (FM) Index.

REITs.

The Funds may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Securities Lending.

The Funds may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic US bank, or securities issued or guaranteed by the US government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans for Baron Asset Fund exceeds 10% and for Baron Growth Fund, Baron Small Cap fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund exceeds 25% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

When-Issued and Delayed-Delivery Securities and Forward Commitments.

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price at the time of entering into the transaction. While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the Adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Funds do not anticipate investing more than 10% of their total assets in such securities.

Illiquid Securities.

Baron Asset Fund may invest up to 10%, and Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund may invest up to 15%, of their respective net assets in illiquid securities at market. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days. Such investments may include private equity securities, PIPE securities and other restricted securities. To the extent that there is no established market for some of the debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933, certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Debt Securities.

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Many types of debt securities including mortgage-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of a comparable term and quality. The secondary market value of corporate debt securities structured as zero-coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities, which pay interest periodically in cash. Because such securities do not pay current interest, but instead accrue such income, to the extent that the Funds do not have available cash to meet distribution requirements with respect to such income, they could be required to dispose of portfolio securities that they would not otherwise. Such disposition could be at a disadvantageous price. Investments in such securities also involve certain tax considerations.

The Funds from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness, and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank is not the security of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 10% of their total assets in trade and other claims.

Repurchase and Reverse Repurchase Agreements.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Funds buy a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Funds to suffer a loss, including loss of interest on, or principal of, the security and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. Also a Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

The Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Funds sell a security and simultaneously agree to buy it back at a mutually agreed upon time and price. To the extent that the Funds engage in reverse repurchase agreements, they will maintain a segregated account consisting of liquid assets or highly marketable securities to cover their obligations. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in a Fund’s net asset value.

Medium And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that are rated in the medium to lowest rating categories by Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”), some of which may be known as “junk bonds.” The Funds do not anticipate investing more than 35% of their total assets in such securities. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The Adviser could be wrong in its analysis. A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities and lead to increased incidences of default. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

Short Sales.

Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions. The Funds may sell a security short only on a fully collateralized basis, which requires that the Funds establish and maintain a segregated account.

Options Transactions and Swaps.

Baron Asset Fund may write (sell) covered call options or purchase put options on equity and/or debt securities. Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which they might otherwise have sold, and a put sold by a Fund exposes the Fund to potential loss in the amount of the difference between the exercise price and the market value of the underlying security.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing, or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Funds’ limitations on investments in illiquid securities, unless the Funds have the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Foreign Currency Transactions.

The Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. These Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the Adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Foreign Exchange Transactions. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. A Fund may write covered call options on up to 100% of the currencies in its portfolio. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared.

Initial Public Offerings.

The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. If a Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

Special Situations.

The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or technological advancement.

Use of Segregated and Other Special Accounts.

Many hedging transactions require, among other things, that the Funds segregate liquid assets with their custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Geographic Risk.

Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The economies and financial markets of certain regions–such as Latin America, Asia, and Europe and the Mediterranean region–can be interdependent and may all decline at the same time.

Non-U.S. Securities.

Investments in non-U.S. securities may involve additional risks to those inherent in investments in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate net asset values. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Developing Countries.

The Funds’ investments in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and the MSCI Frontier Markets (FM) Index, are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the MSCI Frontier Markets (FM) Index. The typically small size of the markets for securities of issuers located in developing markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Risks of Emphasizing a Region, Sector or Industry.

If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of that Fund’s overall portfolio.

Currency Risk.

This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

International Sanctions.

From time to time, certain of the companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Real Estate Industry Risk.

In addition to general market conditions, the value of the Funds will be affected by the strength of the real estate markets. Factors that could affect the value of the Funds’ holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

Energy Industry Risk.

Energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations.

Resources Industry Risk.

Resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, weather or meteorological events, and tax and other government regulations.

Share Classes.

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2,000, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on pages 42-44 of the accompanying prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund Policies.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

Baron Asset Fund may not:

1.	Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;

2.	Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund’s net assets at the time the borrowing is made;

3.	Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;

4.	Make short sales of securities, maintain a short position, or write put options;

5.	Purchase or sell commodities or commodity contracts;

6.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;

7.	Invest in oil, gas or mineral-related programs or leases;

8.	Invest 25% or more of the value of its total assets in any particular GICS Sub-Industry. For purposes of this restriction, the percentage will be measured at the time of purchase;

9.	Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations;

10.	Invest more than 10% of the value of the Fund’s net assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;

11.	Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund’s total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund’s total assets in securities issued by other investment companies;

12.	Participate on a joint, or a joint and several, basis in any securities trading account;

13.	Underwrite securities of other issuers insofar as the Fund is the seller of such securities;

14.	Make loans to other persons, except up to 10% of the value of the Fund’s total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund’s investment goal and policies may be deemed to be loans;

15.	Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;

16.	Invest more than 5% of its total assets in warrants to purchase common stock at market;

17.	Purchase securities of any issuer with a record of less than three years’ continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or

18.	Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund may not:

1.	Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.

2.	Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.

3.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission.

4.	Purchase or sell oil and gas interests or real estate. Securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

5.	Invest 25% or more of the value of its total assets in any particular GICS Sub-Industry. For purposes of this restriction, the percentage will be measured at the time of purchase.

6.	Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations.

7.	Underwrite securities of other issuers insofar as the Fund is the seller of such securities.

8.	Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges where such securities are traded.

9.	Participate on a joint, or a joint and several, basis in any securities trading account.

10.	Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.

11.	Purchase securities of any issuer with a record of less than three years’ continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

12.	Invest more than 15% of its net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund may not:

1.	Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the Investment Company Act of 1940 (the “1940 Act”).

Baron Fifth Avenue Growth Fund may not:

1.	Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes.

2.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission.

3.	Purchase or sell oil and gas interests or real estate. Securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.

4.	Underwrite securities of other issuers insofar as the Fund is the seller of such securities.

5.	Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC.

6.	Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.

7.	Invest 25% or more of the value of its total assets in any particular GICS Sub-Industry. For purposes of this restriction, the percentage will be measured at the time of purchase.

As a non-fundamental policy, Baron Fifth Avenue Growth Fund may not invest more than 15% of its net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

Temporary Defensive Position.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Portfolio Turnover.

Portfolio turnover rates fluctuate depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

Fund	2011	2010
Baron Asset Fund	23.89%	13.04%
Baron Growth Fund	13.51%	16.12%
Baron Small Cap Fund	32.81%	27.22%
Baron Opportunity Fund	65.43%	76.44%
Baron Fifth Avenue Growth Fund	75.36%	57.67%

Baron Fifth Avenue Growth Fund’s portfolio turnover rate for the fiscal years ended September 30, 2010 and 2011 was 57.67% and 75.36%, respectively. While the portfolio turnover rate for the Fund has historically been less than 50%, the portfolio manager traded the Fund more actively during the last two fiscal years in response to the increased volatility in the market. The portfolio manager of the Fund changed on November 1, 2011, and we expect the portfolio turnover of the Fund to be greater than 50% as he transitions the portfolio. Once the new portfolio manager constructs his portfolio, we expect the Fund’s portfolio turnover rate to return to historical levels. The Fund’s portfolio turnover rate will not be a limiting factor when the Adviser deems it desirable to purchase or sell securities.

Disclosure of Portfolio Holdings.

The Board has adopted policies and procedures governing the disclosure of each Fund’s portfolio holdings.

Quarterly: The Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). In addition, the Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, all long securities positions of each Fund’s net assets and the cash position at the most recent quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly: In addition, the Funds post on the Baron Funds® website, usually the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). This information will remain on the Baron Funds® website until the next month end’s information is posted.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers of the Funds, including pricing services (daily), portfolio management and trading systems (daily) and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds’ distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with service providers whereby they agree to keep the information confidential and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Funds through brokers, dealers or other financial intermediaries, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with these entities, but the Funds would immediately cease doing business with any entity that the Adviser believes is misusing the information.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

A Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably believes to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Funds’ portfolio holdings. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds’ disclosure policies are reported to the Board.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board of Trustee’s (the “Board”) role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two trustees who are not affiliated with the Adviser (“Independent Trustees”)) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a fund’s trustees must not be interested persons of the fund. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Trustees who are Independent Trustees. Currently, six of the Trustees are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser). The Chairman of the Board, Linda Martinson, is an interested person of the Trust (“Interested Trustee”), and the Independent Trustees have designated two lead Independent Trustees who chair meetings or executive sessions of the Independent Trustees, review and comment on Board meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated two lead Independent Trustees to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust.

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 68	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	24 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	11	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 56	Chairman, President, Chief Operating Officer and Trustee	24 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); Chairman (10/10-Present) President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; Chairman (10/10-Present) President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	11	None

Independent Trustees
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 76	Trustee	24 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	11	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1985-1998).

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Independent Trustees (continued)
Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 83	Trustee	24 years	Director: Grill Concepts, Inc. (December 2009-Present); Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-10/10); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	11	Director: Grill Concepts, Inc. (December 2009-Present).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 77	Trustee	24 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lightning Protection Systems, LLC (10/06-Present); Director: COMPETExRM (2009-Present).	11	Chairman: Lightning Protection Systems, LLC (10/06-Present); Director: COMPETExRM (2009-Present).

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 68	Trustee	24 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	11	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 61	Trustee	24 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	11	Director: New York Blood Center (1999-Present).

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Independent Trustees (continued)
Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Los Angeles, CA 90067 Age: 56	Trustee	6 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-2011); Chairman: The United Armenian Fund (1989-2011); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (1/06-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	11	Chairman: Tropicana Las Vegas (2009-Present); Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-2011); Chairman: The United Armenian Fund (1989-2011); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Additional Officers of the Funds
Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 52	Senior Vice President and Portfolio Manager	15 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 51	Vice President and Chief Compliance Officer	8 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).	N/A	None

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Additional Officers of the Funds (continued)
Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 43	Vice President, General Counsel and Secretary	4 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, (08/07-Present); Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	N/A	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 42	Senior Vice President and Portfolio Manager	9 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	N/A	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 57	Vice President	24 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	N/A	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 50	Treasurer and Chief Financial Officer	24 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).	N/A	None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.

(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Each Trustee has been a Board member of the Trust and other Baron mutual funds for at least five years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses supplementing the information provided in the table above. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Adviser and Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s or the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Audit Committee of the Board meets regularly with the Trust’s independent registered public accounting firm, and the Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Ronald Baron – In addition to his tenure as a Trustee of the Trust, Mr. Baron is the Chief Executive Officer and Chief Investment Officer of the Trust as well as the portfolio manager of Baron Partners Fund and Baron Focused Growth Fund (formerly Baron Retirement Income Fund), each a series of Baron Select Funds, and Baron Growth Fund, a series of Baron Investment Funds Trust. Mr. Baron was also the portfolio manager of Baron Asset Fund from its inception until 2003 and then the co-portfolio manager of Baron Asset Fund from 2003 until January of 2008. Mr. Baron has over 41 years of experience as a Wall Street analyst and has managed money for others for over 36 years.

Linda S. Martinson – In addition to serving as Chairman of the Board of Trustees of the Trust, Ms. Martinson is the President and Chief Operating Officer of the Trust. She has been with the Adviser for over 25 years, initially serving as the Adviser’s General Counsel until 2007 and its Corporate Secretary until 2008.

Charles N. Mathewson – Mr. Mathewson has been a Trustee of the Trust for over 24 years and of the Board of the mutual funds of Baron Select Funds for over eight years. He previously served as Chairman of the Board of Trustees of the Trust. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Mathewson served as Chairman of International Game Technology, Inc. (“ITG”), a public company, from 1986 to 2003 and as Chairman Emeritus from October 2003 to the present. ITG is a manufacturer of microprocessor-controlled gaming machines and monitoring systems. Mr. Mathewson has been a Director of Grill Concepts, Inc. from December 2009 to the present.

Norman S. Edelcup – Mr. Edelcup has been a Trustee of the Trust for over 24 years and of the Board of the mutual funds of Baron Select Funds for over eight years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Edelcup is the mayor of the City of Sunny Isles Beach, Florida and is a Director of Marquis Bank. From 2001 to 2004, Mr. Edelcup served as Senior Vice President of Florida Savings Bancorp. He also serves as a Director and Chairman of the Audit Committee of CompX International, Inc. (a diversified manufacturer of engineered components) and Valhi, Inc. (chemicals, component products and waste management industries), both public companies. In addition, Mr. Edelcup is a Certified Public Accountant (CPA) and has experience preparing, auditing, analyzing and evaluating financial statements.

Harold W. Milner – Mr. Milner has been a Trustee of the Trust for over 24 years and of the Board of the mutual funds of Baron Select Funds for over eight years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Milner has been the Chairman of Lightning Protection Systems, LLC from 2006 to the present and a Director of COMPLETExRM, a software company, from 2009 to the present. In addition, Mr. Milner was the President and CEO of Kahler Realty Corporation (hotel ownership and management) from 1985 to 1997.

Raymond Noveck – Mr. Noveck has been a Trustee of the Trust for over 24 years and of the Board of the mutual funds of Baron Select Funds for over eight years. Mr. Noveck was also employed by the Firm as a Managing Director from 1985 to 1987. Mr. Noveck is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements. He has also been on the Board of a public company and, as a CPA, has audited public companies including mutual funds and brokerage firms.

David A. Silverman, MD – Dr. Silverman has been a Trustee of the Trust for over 24 years and of the Board of the mutual funds of Baron Select Funds for over eight years. In addition to his tenure as a Trustee of the Baron mutual funds, Dr. Silverman has been a Director of the New York Blood Center from 1999 to the present. He has also been a Physician and Faculty of New York University School of Medicine from 1976 to the present.

Alex Yemenidjian – Mr. Yemenidjian has been a Trustee of the Trust for over six years and the Board of the mutual funds of Baron Select Funds for over five years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Yemenidjian serves on the boards of Guess?, Inc. (clothing manufacturer) and Regal Entertainment Group (movie theater operator), both public companies, and charitable foundations and was named the Chairman and CEO of Tropicana Las Vegas, a hotel and casino company, in 2009. Mr. Yemenidjian is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee have prepared them to be effective Trustees. The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

Board Committees.

The Funds pay each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $36,500 with each lead Independent Trustee receiving an additional $4,500 for this office. An additional $4,500 each is paid to each Independent Trustee for attendance in person at the quarterly meetings of the Board; $1,125 is paid per quarterly Board meeting, if the Trustee participates by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board has established four committees: Audit; Executive; Nominating; and Independent.

The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. The Audit Committee is currently comprised of the following members: Norman S. Edelcup and Raymond Noveck. Each member of the Audit Committee receives an additional $4,500 in annual compensation for serving on the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2011.

The Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. The Executive Committee is currently comprised of the following members: Ronald Baron and Linda Martinson. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met four times during the fiscal year ended September 30, 2011.

The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee is currently comprised of all Independent Trustees. Members of the Nominating Committee serve on the committee without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2011.

The Independent Committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Independent Trustees of the Funds. The Independent Committee is comprised of all Independent Trustees. Members of the Independent Committee serve on the committee without compensation. The Independent Committee met four times during the fiscal year ended September 30, 2011.

Trustee Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2011:

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested Trustees:

Ronald Baron	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 >$100,000 >$100,000 >$100,000	>$100,000

Linda S. Martinson	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	$50,001-$100,000 >$100,000 >$100,000 $10,001-$50,000 $10,001-$50,000	>$100,000

Independent Trustees:

Norman Edelcup	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	>$100,000

Charles Mathewson	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 $0 $0 >$100,000 $0	>$100,000

Harold Milner	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees (continued):

Raymond Noveck	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	>$100,000

David Silverman	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	$0 $0 $0 $0 $0	$10,001-$50,000

Alex Yemenidjian	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron Opportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 >$100,000 >$100,000 >$100,000	>$100,000

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Compensation.

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2011:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees

Interested Trustees:

Ronald Baron	$0	N/A	N/A	$0

Linda S. Martinson	$0	N/A	N/A	$0

Independent Trustees:

Norman Edelcup	$47,563	N/A	N/A	$65,513

Charles Mathewson	$42,538	N/A	N/A	$58,538

Harold Milner	$43,925	N/A	N/A	$60,450

Raymond Noveck	$51,200	N/A	N/A	$70,575

David Silverman	$43,925	N/A	N/A	$60,450

Alex Yemenidjian	$35,550	N/A	N/A	$48,825

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. While the Code of Ethics allows employees to invest in securities including, under very limited circumstances, securities held by the Funds, it is the current practice of the Funds, the Adviser and the Distributor to not permit such investments.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s Proxy Voting Policies and Procedures.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Proxy Review Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent voting service, or (iii) appoint an independent third party to vote.

A full copy of the Firm’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com. The Funds’ most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2011 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons.

As of December 31, 2011, the following persons were known to the Funds to be the record or beneficial owners, either directly or through one or more controlled companies, of more than 25% of the voting securities of the Funds:

	Record Holders
	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Charles Schwab & Co., Inc, San Francisco, CA	—	—	—	26.63%	—
National Financial Services Corp., New York, NY	28.78%	40.63%	—	—	—
Ronald Baron and related family accounts, New York, NY	—	—	—	—	—

Beneficial Holders
	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Charles Schwab & Co., Inc, San Francisco, CA	—	—	—	—	—
National Financial Services Corp., New York, NY	—	—	—	—	—
Ronald Baron and related family accounts, New York, NY	—	—	—	—	27.91%

Principal Holders.

As of December 31, 2011, the following persons were known to the Funds to be the record or beneficial owners of 5% or more of the voting securities of the Funds:

	Record Holders
	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Ronald Baron and related family accounts, New York, NY	—	—	—	—	16.66%
BAMCO, Inc., New York, NY	—	—	—	—	12.19%
Charles Schwab & Co., Inc., San Francisco, CA	22.55%	13.91%	22.11%	—	23.77%
National Financial Services Corp., New York, NY	—	—	24.81%	22.23%	15.82%

Beneficial Holders
	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Ronald Baron and related family accounts, New York, NY	—	—	—	—	—
BAMCO, Inc., New York, NY	—	—	—	—	—
Charles Schwab & Co., Inc., San Francisco, CA	—	—	—	—	—
National Financial Services Corp., New York, NY	—	—	—	—	—

Management Ownership.

Except for Mr. Baron and related family accounts and BAMCO, Inc., the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2011, all of the Officers and Trustees of Baron Investment Funds Trust as a group beneficially owned directly or indirectly 1.42% of Baron Asset Fund’s outstanding shares; 0.22% of Baron Growth Fund’s outstanding shares; 0.81% of Baron Small Cap Fund’s outstanding shares; 4.81% of Baron Opportunity Fund’s outstanding shares and 30.22% of Baron Fifth Avenue Growth Fund’s outstanding shares.

As of December 31, 2011, Mr. Baron owned, directly or indirectly, 27.91% of the voting securities of Baron Fifth Avenue Growth Fund and may be deemed a “control person.” Mr. Baron and family own directly 16.66% and indirectly 11.25% through his ownership interest of BCG, the parent company of BAMCO. As a result of his ownership, Mr. Baron may be able to materially affect the outcome of matters presented to Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG and is the Adviser’s Chief Investment Officer. Mr. Baron has over 41 years of experience as a Wall Street analyst and has managed money for others for over 36 years. He has been a participant in Barron’s Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Mr. Baron is the portfolio manager for Baron Growth Fund and was the co-portfolio manager of Baron Asset Fund until January 23, 2008. Mr. Baron is also the portfolio manager of Baron Partners Fund and Baron Focused Growth Fund (formerly Baron Retirement Income Fund), each a series of Baron Select funds.

Pursuant to separate Advisory Agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to such policies as determined by the Board. For such services, the Adviser receives an annual fee from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund of 1% of the average daily net assets of the respective Fund. Baron Fifth Avenue Growth Fund pays the Adviser 0.90% for average daily net assets under $1 billion, 0.85% for average daily net assets greater than $1 billion but less than $2 billion and 0.80% for average daily net assets over $2 billion.

Baron Asset Fund incurred advisory expenses of $28,082,703 for the year ended September 30, 2011; $27,630,230 for the year ended September 30, 2010; and $23,278,874 for the year ended September 30, 2009. Baron Growth Fund incurred advisory expenses of $63,439,091 for the year ended September 30, 2011; $55,277,765 for the year ended September 30, 2010; and $42,540,631 for the year ended September 30, 2009. Baron Small Cap Fund incurred advisory expenses of $39,067,335 for the year ended September 30, 2011; $30,957,041 for the year ended September 30, 2010; and $22,255,597 for the year ended September 30, 2009. Baron Opportunity Fund incurred advisory expenses of $2,926,774 for the year ended September 30, 2011; $1,878,277 for the year ended September 30, 2010; and $1,153,709 for the year ended September 30, 2009. Baron Fifth Avenue Growth Fund incurred advisory expenses of $354,892 for the year ended September 30, 2011; $411,210 for the year ended September 30, 2010; and $392,191 for the year ended September 30, 2009. The Adviser has contractually agreed to limit the expense ratio for the Retail Shares of Baron Opportunity Fund and Baron Fifth Avenue Growth Fund to 1.50% and 1.30%, respectively and for the Institutional Shares of Baron Opportunity Fund and Baron Fifth Avenue Growth Fund to 1.25% and 1.05% respectively, excluding portfolio transaction costs, interest and extraordinary expenses for so long as the Adviser serves as investment adviser to the Funds.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Funds to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying the Shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Funds’ shares, such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Independent Trustees and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of the Funds, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Funds also pay all taxes imposed on them and all brokerage commissions and expenses incurred in connection with their portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Advisory Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Independent Trustees for Baron Asset Fund on May 11, 1987, for Baron Growth Fund on October 21, 1994, for Baron Small Cap Fund on July 29, 1997, for Baron Opportunity Fund on January 18, 2000, and for Baron Fifth Avenue Growth Fund on March 10, 2004. The Advisory Agreements must normally be approved annually by the Board or a majority of the particular Funds’ shareholders and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Such approval for 2011 was given at a Board of Trustees meeting held on May 17, 2011.

Each Advisory Agreement is terminable without penalty by either the Funds (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreements of the Funds is available in the Funds’ Annual Financial Report to Shareholders for the year ended September 30, 2011.

Principal Underwriter.

The Funds have a distribution agreement with BCI with its principal offices located at 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of BAMCO.

Service Agreements.

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds’ shareholders.

12b-1 Plan.1

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority). The 12b-1 fees are paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of Retail Shares and the servicing of Retail Shares shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor, compensation to and expenses of employees of the Distributor who engage in or support the distribution of Retail Shares or who service Retail Shares shareholder accounts, telephone expenses, preparing, printing and distributing Retail Shares promotional and advertising material, preparing, printing and distributing the prospectus and reports to other than current shareholders, compensation for certain Retail Shares shareholder services, and commissions and other fees to brokers, dealers, other financial intermediaries or other persons who

[1]	The 12b-1 plan applies to Retail Shares only. It does not apply to Institutional Shares.

have introduced investors to the Funds. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Retail Shares of the Funds in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fees. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide record-keeping and administrative services and other services to retirement plan participants, and banks, brokers, dealers and other financial intermediaries, insurance companies, and other service providers that provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of Fund assets attributable to that financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities and/or for sub-transfer agency services provided to individual shareholders, where a financial intermediary maintains omnibus accounts with DST Systems, Inc. (the “Transfer Agent”).

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the 12b-1 Plan, even though they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and SAIs to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, SAI and proxy materials; (e) all external fees and expenses relating to the qualification of the Fund and/or your Shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The 12b-1 Plan requires that while it is in effect, the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 2011, Baron Asset Fund paid distribution fees attributable to Retail Shares to the Distributor of $6,216,269 (an additional $3,668,665 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Growth Fund paid distribution fees to the Distributor of $12,875,093 (an additional $9,188,844 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Small Cap Fund paid distribution fees to the Distributor of $8,585,105 (an additional $5,544,268 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Opportunity Fund paid distribution fees to the Distributor of $628,052 (an additional $325,354 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and Baron Fifth Avenue Growth Fund paid distribution fees to the Distributor of $69,752 (an additional $22,536 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

The following table shows the principal types of activities for which payments are or will be made, including the dollar amount and the manner in which amounts were paid by the Funds under the 12b-1 Plan for the fiscal year ended September 30, 2011.

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
Distribution And Service Fees	$8,165,184	$18,547,594	$11,842,672	$759,236	$65,095
Printing	333,086	634,775	362,807	52,755	11,742
Other	1,386,664	2,881,568	1,923,894	141,415	15,451

	$9,884,934	$22,063,937	$14,129,373	$953,406	$92,288

The Independent Trustees have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement thereunder. The Interested Trustees have such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Independent Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their Retail Shares shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds; and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, which result in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

The Distributor is authorized to make payments to authorized brokers, dealers and other financial intermediaries who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. The Distributor may also retain part of the 12b-1 fee as compensation for its services and expenses in connection with the distribution of Retail Shares. If the 12b-1 Plan is terminated, the Funds will owe no payments to the Distributor, other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding Retail Shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds’ shareholders. All material amendments must be approved by a vote of the Board and of the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

Other Service Providers.

Custodian.

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111 serves as the custodian for the Funds’ cash and securities.

SSBT provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of each Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrator services. For the fiscal year ended September 30, 2011, $465,588 was incurred for such services.

Transfer Agent and Dividend Agent.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the Transfer Agent and Dividend Agent for the Funds.

Registered Public Accountants.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds.

These institutions are not responsible for investment decisions of the Funds.

PORTFOLIO MANAGERS

Baron Asset Fund	Andrew Peck
Baron Growth Fund	Ronald Baron
Baron Small Cap Fund	Clifford Greenberg
Baron Opportunity Fund	Michael Lippert
Baron Fifth Avenue Growth Fund	Alex Umansky*

*	Alex Umansky became the portfolio manager of Baron Fifth Avenue Growth Fund on November 1, 2011. The fund was previously managed by Randall Haase.

Other Accounts Managed.

As of September 30, 2011:

Portfolio Manager	Type of Account	Number of Additional Accounts		Total Assets (millions)
Ronald Baron	Registered Investment Companies	7		$2,255
	Other pooled investment vehicles	3	(1)	$88	(1)
	Other Accounts	39		$864

Andrew Peck	Registered Investment Companies	0		$0
	Other pooled investment vehicles	1		$142
	Other Accounts	12		$436

Clifford Greenberg	Registered Investment Companies	0		$0

Michael Lippert	Registered Investment Companies	0		$0
	Other Accounts	1		$333

Alex Umansky	Registered Investment Companies	0		$0
	Other pooled investment vehicles	0		$0
	Other Accounts	0		$0

(1)	One account in “other pooled investment vehicles” has an advisory fee based on the account’s performance. This account is a “fund of funds” with assets of $52 million.

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser, BCM. Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

A conflict could also arise when the portfolio manager has an investment in one Fund as opposed to another, or has a larger investment in one Fund than in others he manages. The Adviser or its affiliate may also receive a performance-based fee with respect to certain accounts, which could create a conflict.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation.

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a performance bonus based on a percentage of the management fees earned on the Funds that he manages. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management and the profitability of the Firm.

The compensation for Messrs. Greenberg, Peck, Lippert and Umansky includes a base salary and an annual bonus that is based, in part, on the amount of assets they manage, as well as their individual long-term investment performance, their overall contribution to the Firm and the Firm’s profitability. In addition, Messrs. Greenberg and Peck own equity in BCG and are eligible for special bonuses based on the Firm achieving its long-term growth and profitability goals.

Ownership of Portfolio Managers.

As of September 30, 2011, the Portfolio Manager ownership of Fund Shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Ronald Baron	Baron Asset Fund	Over $1,000,000
	Baron Growth Fund	Over $1,000,000
	Baron Small Cap Fund	Over $1,000,000
	Baron Opportunity Fund	Over $1,000,000
	Baron Fifth Avenue Growth Fund	Over $1,000,000

Andrew Peck	Baron Asset Fund	Over $1,000,000
	Baron Small Cap Fund	$100,001-$500,000
	Baron Opportunity Fund	$1-$10,000
	Baron Fifth Avenue Growth Fund	$100,001-$500,000

Clifford Greenberg	Baron Small Cap Fund	Over $1,000,000

Michael Lippert	Baron Growth Fund	$1-$10,000
	Baron Small Cap Fund	$50,001-$100,000
	Baron Opportunity Fund	$100,001-$500,000

Alex Umansky	Baron Fifth Avenue Growth Fund	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the goal of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

For the Fiscal Year Ended 09/30	2011	2010	2009
Total Commissions Paid
Baron Asset Fund	$1,521,594	$1,180,227	$782,877
Baron Growth Fund	$1,814,816	$1,795,156	$2,551,158
Baron Small Cap Fund	$2,428,150	$2,087,160	$2,315,572
Baron Opportunity Fund	$381,789	$358,423	$205,240
Baron Fifth Avenue Growth Fund	$41,002	$37,579	$16,302

Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Funds, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount that other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds’ policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries and securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Such services may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliates’ clients and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

During the year ended September 30, 2011, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following value as of September 30, 2011:

Fund	Broker-Dealer	Value of Securities as of September 30, 2011
Baron Growth Fund	Jefferies Group, Inc.	$12,410,000

Baron Fifth Avenue Growth Fund	JP Morgan Chase & Co.	512,040

CAPITAL STOCK AND OTHER SECURITIES

Baron Investment Funds Trust (formerly known as Baron Asset Fund) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Funds expect to make all redemptions in cash but reserve the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist which would make a cash payment detrimental to the Funds’ best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Board and priced as described under “How Your Shares are Priced” in the prospectus.

Net Asset Value.

As more fully set forth in the prospectus under “How Your Shares are Priced,” the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the “Exchange”), (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale prices of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities. For Securities traded on NASDAQ the Funds use the NASDAQ Official Closing Price.

U.S. Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean between the bid and ask prices from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T. except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. may, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices.

TAXATION OF THE FUNDS

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to each of the Funds described in the accompanying prospectus.

U.S. Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (such as, certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund and persons who borrow in order to acquire shares. Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

This discussion addresses only shareholders who hold Fund shares as capital assets within the meaning of Section 1221 of the Code (generally, for investment). Except where specifically addressing foreign shareholders, this discussion assumes that the shareholder is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax Status of the Funds.

The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest; dividends; payments with respect to certain securities loans; gains from the sale or other disposition of securities or options thereon or foreign currencies; other income derived with respect to its business of investing in such securities or currencies; and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or in one or more “qualified publicly traded partnerships.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least 90% of its “investment company taxable income” and 90% of its net tax exempt interest income for each taxable year. The Fund’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) for such taxable year and with certain other adjustments. Assuming that the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates only on any income or gain that it does not distribute in a timely manner.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax that is imposed on certain undistributed income of regulated investment companies. In general, in order for the Fund to avoid the 4% U.S. federal excise tax, the Fund must distribute in each calendar year at least (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

If for any taxable year the Fund did not qualify for the special U.S. federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income would be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and all distributions out of its current or accumulated earnings and profits would be taxable as dividend income. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be eligible for the dividends-received deduction in the case of a corporate shareholder, and if received by a non-corporate shareholder during a taxable year of the shareholder beginning before January 1, 2013 would be taxable to the shareholder as “qualified dividend income, which is subject to tax at the rates applicable to long-term capital gain (currently, a maximum rate of 15%).” In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. However, if the Fund fails to satisfy the income test or diversification test described above, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the Internal Revenue Service (the “IRS”), curing such failure and possibly paying an additional tax.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund may be subject to a tax on such distributions or gain, as well as to interest charges. In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of its shares in a PFICs exceeds the Fund’s adjusted basis in these shares. If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund will be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s aggregate income inclusions in respect of such stock under the mark-to-market rules that have not been previously offset by mark-to-market losses. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs, without regard to whether it receives any distributions from these PFICs.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, some of the Fund’s investments, such as the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income by the Fund or defer Fund losses. These provisions may result in the Fund’s “marking-to-market” certain types of positions in its portfolio (i.e., treating them as if they were sold at the end of each taxable year). The application of these rules to the Fund could affect the character, amount and timing of distributions to shareholders.

The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements.

Foreign Taxes.

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no guarantee that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign-source taxable income. If the Fund makes the “pass-through” election, the portion of dividends paid by the Fund from its foreign-source income (e.g., dividends paid by foreign companies) will be treated as foreign-source income. The Fund’s gains and losses from the sale of securities, and its foreign currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign-source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s pro rata share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by holding period requirements applicable both to the Fund’s investment in the foreign shares and to the shareholder’s investment in Fund shares.

If the Fund does not meet the requirements of the Code necessary to make the “pass-through” election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable as ordinary income to shareholders. Distributions (or deemed distributions, as described below) of the Fund’s net capital gains will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than are currently the rates applicable to ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares, and as a capital gain thereafter. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund.

Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” in taxable years of a noncorporate shareholder beginning before January 1, 2013 will be treated as “qualified dividend income” received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for the portion of Fund distributions that is attributable to certain dividend income received by the Fund.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

The Fund will inform its shareholders each year of the tax status of distributions received by shareholders for the previous year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders who do not instruct the Fund not to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

As of September 30, 2011, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund
September 30, 2017	$—	$—	$—	$2,393,917	$—
September 30, 2018	—	—	—	—	3,001,329

	$—	$—	$—	$2,393,917	$3,001,329

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. Such gain or loss will be equal to the difference between his adjusted tax basis in the shares sold or redeemed and the amount of the cash or the fair market value of other property (including securities distributed by the Fund) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss, and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares in taxable years of the shareholder beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced (including pursuant to our dividend reinvestment program) with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period of shares, the holding period will be suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Conversion of Shares.

The Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if the value of your investment in a Fund is at least $1,000,000. If the value of your investment in a Fund falls below $1,000,000 because of redemptions, the Fund may convert your Institutional Shares into Retail Shares. The transaction will be based on the respective net asset value per share of each class on the trade date for the conversion. For U.S. federal income tax purposes, such a conversion will not be a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Backup Withholding and Information Reporting.

Payments on the shares and proceeds from a redemption or other disposition of shares will generally be subject to information reporting. Such amounts will be subject to backup withholding, currently at the rate of

28%, if payable to shareholders who fail to provide the Fund (or other payor) with its correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain types of shareholders are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States and that the foreign shareholder is not an expatriate of the United States. A distribution of the Fund’s investment company taxable income to a foreign shareholder, including a deemed distribution as a consequence of a Fund’s election to pass through foreign taxes paid by the Fund, will generally be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Fund in its taxable years beginning before January 1, 2012 to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the foreign shareholder (“interest-related dividends” and “short-term capital gain dividends,” respectively). It is unclear whether any legislation will be enacted that would extend this exemption from withholding for the Fund’s taxable years beginning on or after January 1, 2012.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

In general, a foreign shareholder will not be subject to U.S. federal income or withholding tax with respect to gain on the sale or redemption of shares of the Fund, distributions by the Fund of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss) or amounts retained by the Fund that are designated as undistributed net capital gains. In the case of a foreign shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net capital gains and amounts retained by the Fund that are designated as undistributed net capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

Information returns will be filed with the IRS in connection with certain payments on the shares. A foreign shareholder may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a redemption or other disposition of shares if such foreign shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the foreign shareholder’s U.S. federal income tax liability, if any, and may entitle the foreign shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends,” to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Fund dividends under an income tax treaty, a foreign shareholder must generally deliver to the relevant Fund a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup, withholding, a foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return.

The Fund does not expect to be a “United States real property holding corporation” for U.S. federal income tax purposes. If, however, if the Fund were a “United States real property holding corporation,” special rules would apply to a foreign shareholder’s receipt of distributions from the Fund and gains realized upon a foreign shareholder’s redemption or other disposition of the Fund’s shares. If the Fund were a “United States real property holding corporation” for U.S. federal income tax purposes, any gain from the disposition of Fund shares realized by a foreign shareholder that has owned more than 5% of the relevant class of the Fund’s shares at any time during the five-year period ending on the date of the disposition would generally be subject to U.S. income and withholding tax and the shareholder would be required to file a U.S. federal income tax return. In addition, if the Fund were a “United States real property holding corporation,” as defined for U.S. federal income tax purposes without the application of certain specified exceptions, a distribution to a foreign shareholder who owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution would be subject to special rules. Generally, such a distribution, to the extent of the Fund’s own receipt of a distribution from a “real estate investment trust,” would be subject to withholding tax and such foreign shareholder would be required to file a U.S. federal income tax return. In addition, such a distribution to a foreign shareholder out of gain from the Fund’s sale or other disposition of a “United States real property interest” made in taxable years beginning before January 1, 2012 would be subject to withholding tax and the foreign shareholder receiving such distribution would be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Fund.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on, and the gross proceeds of dispositions of, U.S. common stock, unless the relevant foreign entity satisfies various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities). Pursuant to published guidance from the IRS and the U.S. Treasury Department, this legislation applies to payments of dividends made after December 13, 2013 and payments of gross proceeds made after December 31, 2014. Shareholders should consult their tax advisors regarding the possible implications of this legislation on their investments in the Fund.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

Cost Basis Information.

Pursuant to legislation passed by Congress in 2008, the Fund will be required to report your cost basis, gain or loss, and holding period to the IRS on your Consolidated Form 1099 when “covered” shares of the Fund are redeemed. Covered shares are any shares acquired (including shares acquired through reinvestment of the Fund’s distributions) on or after January 1, 2012. The Fund has chosen the “average cost” method as its default tax method. The Fund will use this method for purposes of reporting your cost basis unless you instruct the Fund in writing to use a different calculation method. You may choose a method different from the Fund’s default method at the time of your purchase or sale of covered shares. Please consult your tax advisor with regard to your particular circumstances.

UNDERWRITERS

BCI is the principal underwriter responsible for distributing the Funds’ securities. The Funds’ public offering of their securities is continuous, and BCI is obligated to distribute the Funds’ securities on a best efforts basis. BCI does not receive underwriting commissions from the Funds. The 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares.

Compensation Table.

The following table discloses compensation received by BCI from the Funds for the year ended September 30, 2011:

Series	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Asset Fund	—	—	—	$6,216,269
Baron Growth Fund	—	—	—	$12,875,093
Baron Small Cap Fund	—	—	—	$8,585,105
Baron Opportunity Fund	—	—	—	$628,052
Baron Fifth Avenue Growth Fund	—	—	—	$69,752

*	Fees received pursuant to the 12b-1 Plan.

CALCULATIONS OF PERFORMANCE DATA

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

[n] = number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Funds at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds’ Retail Shares. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized U.S. federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored. The table also shows the average annual returns of the Funds’ Institutional Shares, but it does not show after-tax returns.

Actual after-tax returns will depend on a shareholder’s tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

ATVD = P (1+T)n

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

[n] = number of years

ATVD = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

ATVDR = P (1+T)n

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

[n] = number of years

ATVDR = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2011, for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund has been:

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception
Baron Asset Fund
Retail Shares (Inception date: 06-12-87)
Return before taxes	0.85%	-0.15%	-0.75%	6.49%	87.57%	10.22%	964.26%
Return after taxes on distributions	0.64%	-0.72%	-3.56%	5.76%	75.00%	9.49%	805.89%
Return after taxes on distributions and sale of Fund shares	0.88%	-0.15%	-0.73%	5.55%	71.61%	9.14%	737.25%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	1.14%	-0.03%	-0.15%	6.56%	88.70%	10.25%	970.72%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	0.80%	1.64%	8.45%	6.70%	91.22%	8.51%*	625.34%*
S&P 500 (reflects no deduction for fees, expenses or taxes)	1.14%	-1.18%	-5.76%	2.82%	32.00%	8.02%	551.17%
Baron Growth Fund
Retail Shares (Inception date: 12-31-94)
Return before taxes	4.08%	1.55%	8.01%	7.58%	107.60%	12.23%	591.03%
Return after taxes on distributions	4.08%	1.26%	6.44%	7.21%	100.66%	11.71%	539.09%
Return after taxes on distributions and sale of Fund shares	2.65%	1.34%	6.88%	6.62%	89.90%	11.05%	478.95%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	4.36%	1.68%	8.67%	7.64%	108.86%	12.27%	595.22%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)†	-1.12%	0.96%	4.88%	5.45%	70.06%	5.00%	126.39%
S&P 500 (reflects no deduction for fees, expenses or taxes)	1.14%	-1.18%	-5.76%	2.82%	32.00%	7.49%	235.38%

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception

Baron Small Cap Fund
Retail Shares (Inception date: 09-30-97)
Return before taxes	-0.29%	1.42%	7.29%	8.07%	117.30%	7.72%	183.09%
Return after taxes on distributions	-0.29%	0.85%	4.34%	7.62%	108.38%	7.35%	170.06%
Return after taxes on distributions and sale of Fund shares	-0.19%	1.24%	6.35%	7.13%	99.13%	6.89%	154.09%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	-0.05%	1.53%	7.91%	8.13%	118.56%	7.76%	184.72%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)†	-1.12%	0.96%	4.88%	5.45%	70.06%	1.68%	26.21%
S&P 500 (reflects no deduction for fees, expenses or taxes)	1.14%	-1.18%	-5.76%	2.82%	32.00%	3.08%	52.93%

Baron Opportunity Fund
Retail Shares (Inception date: 02-29-00)
Return before taxes	0.55%	5.01%	27.66%	12.11%	213.69%	2.21%	28.76%
Return after taxes on distributions	0.55%	5.01%	27.66%	12.11%	213.69%	2.19%	28.58%
Return after taxes on distributions and sale of Fund shares	0.36%	4.31%	23.51%	10.91%	181.64%	1.90%	24.32%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	0.86%	5.14%	28.46%	12.18%	215.65%	2.26%	29.57%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	0.80%	1.64%	8.45%	6.70%	91.22%	-1.13%	-12.36%
S&P 500 (reflects no deduction for fees, expenses or taxes)	1.14%	-1.18%	-5.76%	2.82%	32.00%	0.21%	2.51%

Baron Fifth Avenue Growth Fund
Retail Shares (Inception date: 04-30-04)
Return before taxes	-2.50%	-2.23%	-10.67%	N/A	N/A	1.19%	9.16%
Return after taxes on distributions	-2.50%	-2.78%	-13.17%	N/A	N/A	0.80%	6.11%
Return after taxes on distributions and sale of Fund shares	-1.62%	-1.89%	-9.10%	N/A	N/A	1.01%	7.74%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	-2.28%	-2.13%	-10.19%	N/A	N/A	1.26%	9.74%
S&P 500 (reflects no deduction for fees, expenses or taxes)	1.14%	-1.18%	-5.76%	N/A	N/A	2.36%	18.85%

*	For the period June 30, 1987 to September 30, 2011.

#	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns did not reflect this fee, the returns would be higher.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron’s, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson’s Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor’s Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger’s, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor’s Advisor Insight,

CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor’s Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity Net, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor’s Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Star Ledger, Reuters, Time—European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain’s NY Business.

The Funds may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor’s 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, 2500 Growth, Midcap or MidCap Growth.

With respect to the rating services, the Funds may use performance information that ranks the Funds in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the year ended September 30, 2011 and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI.